AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT


                           J.B. POINDEXTER & CO, INC.
                              1100 Louisiana Street
                                   Suite 5400
                              Houston, Texas 77002


                                                       May 13, 1998


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), J.B. Poindexter & Co., Inc. ("Borrower"), EFP Corporation ("EFP"), Lowy Group, Inc. ("Lowy"), Magnetic Instruments Corp. ("MIC"), Morgan Trailer Mfg. Co. ("Morgan"), Truck Accessories Group, Inc. ("TAG"), and Raider Industries Inc. ("Raider"; and together with EFP, Lowy, MIC, Morgan and TAG, each individually, a "Guarantor" and, collectively, "Guarantors") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated as of June 28, 1996, by and among Lender, Borrower and Guarantors (as heretofore amended or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by Borrower, Guarantors or any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

         Borrower and Guarantors have requested that Lender (a) increase the Maximum Credit from $50,000,000 to $55,000,000 and (b) increase the sublimit on Revolving Loans in respect of Eligible Inventory from $25,000,000 to $30,000,000. Lender is willing to do so to the extent and subject to the terms and conditions set forth herein.

         In consideration of the foregoing, the mutual agreements and covenants contained in this Amendment No. 1 to Loan and Security Agreement (this

"Amendment"), and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender agree as follows:

                  1.  Definitions.

                           (a)      Amendment to Definition of Maximum Credit.
Section 1.57 of the Loan Agreement is hereby amended by deleting the reference to the figure "$50,000,000" contained therein and substituting the following figure therefor: "$55,000,000".

                           (b)      Other Definitions.  For purposes of this
Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.

                  2.  Inventory  Sublimit  Increase.  Section 2.1(c) of the Loan
Agreement is hereby amended by deleting the reference to the figure "$25,000,000" contained therein and substituting the following figure therefor:
"$30,000,000."

                  3. Line Increase Fee. In addition to all other fees, charges, interest and expenses payable by Borrower to Lender hereunder and under the other Financing Agreements, Borrower shall pay to Lender a fee in respect of the increase in the Maximum Credit provided for hereunder. The fee shall be in the amount of $37,500, which amount is fully earned as of the date hereof and is payable on June 28, 1998; provided, that the fee shall, at Lender's option, become immediately due and payable upon or at any time after an Event of Default or any termination or non-renewal hereof.

                  4. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower or Guarantors to Lender pursuant to the other Financing Agreements, Borrower and Guarantors hereby represent, warrant and covenant with and to Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                           (a)      This Amendment has been duly authorized,
executed and delivered by Borrower and Guarantors, and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

                           (b)      Neither the execution and delivery of this
Amendment, nor the modifications to the Financing Agreements contemplated by this Amendment (i) shall violate any applicable law or regulation, or any order or decree of any court or any governmental instrumentality in any respect or
(ii) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, or any material mortgage, deed of trust, security agreement, agreement or instrument to which Borrower or any Guarantor is a party or may be bound, or (iii) violate any provision of the organizational documents of Borrower or Guarantors.

                           (c)      All of the representations and warranties
set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                           (d)      No Event of Default exists on the date of
this Amendment (after giving effect to the amendments to the Loan Agreement provided in this Amendment).

                  5. Conditions Precedent. The effectiveness of the amendments set forth herein shall be subject to the receipt by Lender of each of the following, in form and substance satisfactory to Lender:

                           (a)      an original of this Amendment, duly
authorized, executed and delivered by Borrower and Guarantors;

                           (b)      an original amendment to each Intercompany
Note that increases the maximum principal amount of each Intercompany Note to up to $55,000,000, duly authorized, executed and delivered by each Guarantor;

                           (c)      a legal opinion of counsel to Borrower and
Guarantors with respect to this Amendment and the other documents to be delivered hereunder and such other matters as Lender may request;

                           (d)      all requisite corporate action and
proceedings in connection with this Amendment and the documents and instruments to be delivered hereunder shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities; and

                           (e)      after giving effect to the amendments to the
Loan Agreement provided in this Amendment, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.


                  6.  Effect  of  this   Amendment.   This   Amendment  and  the
instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except for the specific amendments expressly set forth herein, no other changes or modifications to the Financing Agreements, and no waivers of any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

                  7. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                  8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law).

                  9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted by Lender, shall become a binding agreement among Borrower, Guarantors and Lender.

                                           Very truly yours,

                                           J.B. POINDEXTER & CO., INC.

                                           By: __________________________

                                           Title: _______________________


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By: ___________________________

Title: ________________________


ACKNOWLEDGED AND
CONSENTED TO:

EFP CORPORATION

By: __________________________

Title: _______________________


LOWY GROUP, INC.

By: __________________________

Title: _______________________






                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



MAGNETIC INSTRUMENTS CORP.

By: __________________________

Title: _______________________


MORGAN TRAILER MFG. CO.

By: __________________________

Title: _______________________


TRUCK ACCESSORIES GROUP, INC.

By: __________________________

Title: _______________________


RAIDER INDUSTRIES INC.

By: __________________________

Title: _______________________